APRIL 31, 2001



SEMIANNUAL REPORT


INVESCO International Funds, Inc.

EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND





"THE PROSPECT OF LOWER INTEREST RATES, ALONG WITH THE FACT THAT STOCK VALUATIONS REMAIN AT THEIR MOST ATTRACTIVE LEVELS IN SEVERAL YEARS, ENCOURAGES US TO REGARD THE REMAINDER OF THE YEAR WITH GUARDED OPTIMISM."

SEE PAGE 4





[INVESCO ICON] INVESCO FUNDS(R)

A Member of the AMVESCAP Group

COMMITMENT AND DISCIPLINE--
THE KEYS TO INVESTING IN A VOLATILE MARKET

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

FELLOW SHAREHOLDER:

As we all know, the past six months have been challenging for investors, with markets around the globe experiencing heightened volatility. Yet in recent weeks, we have seen many shares rebound from weakness as investors once again recognized their potential. Inside, you will read more about how our international managers have used this environment to benefit the long-term interests of our shareholders.

If anything, periods such as this demonstrate the importance of commitment and discipline -- commitment to a long-term investment strategy and the discipline to dig deep enough to get to know companies and to understand their potential. That's why we at INVESCO Funds believe that challenging markets can play to our strengths.

For one thing, whether our funds are growth- or value-oriented, our managers remain true to their long-term investment strategy and don't try to chase the latest market rotation. This long-term focus is rooted in bottom-up stock selection, which gives our managers confidence in their investment decisions. They get to know companies from the ground up, and gain insights that help them identify and stay invested in the market leaders of tomorrow.

At INVESCO Funds, we believe there is no substitute for this hands-on approach. We have investment professionals on site in Europe, who visit companies in person and get to know their management teams. Our portfolio managers can also call upon INVESCO Funds' global resources to support their research effort, including our experienced sector fund managers in Denver, who have a long track record of identifying what we believe are the best companies in their industries.

We believe this committed, disciplined investment process will create long-term results for our investors. After all, we've been putting this approach to work for over 65 years, in good markets and bad, and believe it is the best way to help our investors meet their financials goals and fulfill their dreams.

Thank you for your continued confidence in INVESCO Funds.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"...WE BELIEVE THESE CYCLES OF MARKET CONSOLIDATION CAN CREATE OPPORTUNITIES FOR TOP-QUALITY COMPANIES. OUR GOAL IS TO IDENTIFY LONG-TERM WINNERS -- COMPANIES THAT DOMINATE THEIR INDUSTRIES AND USE PERIODS OF SLOWER GROWTH TO BUILD ON THEIR LEADERSHIP."

PAGE 7



TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN ...............1

FUND REPORTS ...........................3

AN INTERVIEW WITH STEVEN CHAMBERLAIN ...7

MARKET HEADLINES .......................9

INVESTMENT HOLDINGS ....................10

FINANCIAL STATEMENTS ...................18

NOTES TO FINANCIAL STATEMENTS ..........25

FINANCIAL HIGHLIGHTS ...................30


                                  INVESCO INTERNATIONAL FUNDS, INC.
                                            TOTAL RETURN
                                       PERIODS ENDED 4/30/01*

                                                                                             Manager's
                                     Cumulative                           10 years+ or        Report
 Fund (Inception)                      6 months     1 year    5 years+    Since Inception**    Page #
------------------------------------------------------------------------------------------------------

EUROPEAN FUND-INVESTOR CLASS (6/86)     (26.44%)    (39.02%)    10.51%        9.83%               3
------------------------------------------------------------------------------------------------------

EUROPEAN FUND-CLASS C (2/00)^           (27.09%)    (39.84%)      N/A       (39.70%)**+           3
------------------------------------------------------------------------------------------------------

EUROPEAN FUND-CLASS K (12/00)            N/A         N/A          N/A       (18.90%)**            3
------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
  VALUE FUND-INVESTOR CLASS (10/98)      (1.96%)     (6.09%)      N/A         4.89%**+            5
------------------------------------------------------------------------------------------------------

INTERNATIONAL BLUE CHIP
  VALUE FUND-CLASS C (2/00)^             (2.55%)     (6.74%)      N/A       (8.34%)**+            5
------------------------------------------------------------------------------------------------------

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.
+  AVERAGE ANNUALIZED
** FOR FUNDS INTRODUCED MORE RECENTLY
^  EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL
   RETURN CALCULATION.
--------------------------------------------------------------------------------

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The fund's performance during the last six months was disappointing, as many of the same trends that pushed U.S. stocks lower also emerged in Europe. Like the U.S., the euro zone economy has started to slow as evidenced by falling business confidence and reduced growth estimates at both the macroeconomic and corporate level. Furthermore, several large multinational corporations such as Marconi, the communications infrastructure company from the U.K., and Germany's diversified manufacturing conglomerate Philips have recently announced lay-offs.

PRESSURE ON GROWTH STOCKS HINDERS FUND PERFORMANCE
Unlike in the U.S., where the Federal Reserve has been lowering interest rates since the beginning of 2001, the European Central Bank (ECB) has not yet adopted a more accommodative monetary policy, due to persistent inflation fears and weakness in the euro. However, the Bank of England lowered rates by a quarter point, which suggests the threat of recession appears real.

--------------------------------------------------------------------------------

                                EUROPEAN FUND ---

                          TOP 10 COMMON STOCK HOLDINGS

                       % of Total Net Assets as of 4/30/01

--------------------------------------------------------------------------------

Tomra Systems ASA..........................................................3.44%

Vodafone Group PLC.........................................................2.70%

Nokia Oyj..................................................................2.48%

ING Groep NV...............................................................2.38%

Total Fina Elf SA Series B Shrs............................................2.37%

BP Amoco PLC...............................................................2.33%

Vestas Wind Systems A/S....................................................2.27%

Aventis SA................................................................ 2.13%

Assa Abloy AB Series B Shrs................................................2.13%

GlaxoSmithKline PLC........................................................1.98%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

The ECB's "wait-and-see" monetary policy coupled with single-digit earnings growth forecasts has not created a favorable backdrop for equities, particularly the growth stocks we favor. Unfortunately, the fund's Investor Class Shares declined 26.44% during the six months ended April 30, 2001, and underperformed its benchmark, the MSCI- Europe Index, which lost 7.00%. (Of course, past performance is not a guarantee of future results.)(1),(2)

Although we are in no way satisfied with the fund's recent showing, we made minimal changes to the portfolio's composition, as we believe the fundamental prospects for most of our holdings remain bright. In many cases, their respective declines were merely in sympathy with weakness in the broader market rather than any company-specific business deterioration.

One exception was Ericsson, which recently reported poor financial results. But its problems have benefited Finland's Nokia Oyj, which was the only major mobile phone company to take market share in the challenging competitive landscape of the fourth quarter. Despite this fundamental improvement, Nokia's stock declined during the past six months, allowing us to increase our position at what we believe will ultimately be regarded as attractive prices.

EXPANDED FINANCIAL SERVICES EXPOSURE
Other purchases included a new stake in Credit Suisse Group, an investment that not only allowed us to build exposure to investment banking, but also made positive contributions to overall performance. Although the environment for investment banking is not currently favorable, as uncertainty in the financial markets has tempered merger activity and initial public offerings, Credit Suisse's valuation represented an attractive trade-off between risk and reward. Recently, the company's franchise has been strengthened, and it's poised to benefit should interest rates continue to decline.

DIGGING DEEP FOR INVESTING IDEAS
We also saw strong performance from several companies in non-traditional growth sectors. One standout was Alstom, the French energy and transportation infrastructure specialist. Alstom continued to profit from deregulation in the global energy market. The improving regulatory environment, along with the ongoing dislocation in energy supply and demand, should provide Alstom with a nice tailwind for its fundamental growth prospects.

Meanwhile, the fund's technology, media and telecommunications holdings, which contributed so positively to performance during the bull market, have hindered our results. Concerns that the slowing global economy would result in lower marketing budgets and decreased corporate spending on tech and telecom equipment prompted investors to sell shares in the sector. While these worries might be legitimate in the near term, companies such as the UK's WPP Group PLC and Germany's SAP AG possess stellar long-term growth potential.

LINE GRAPH: INVESCO EUROPEAN FUND - INVESTOR CLASS
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/01.

            INVESCO European Fund -             MSCI-Europe Index(2)
            Investor Class

4/91        $10,000                             $10,000

4/92         11,127                              11,192

4/93         10,207                              11,417

4/94         12,768                              13,957

4/95         12,836                              15,310

4/96         15,494                              17,825

4/97         19,102                              21,643

4/98         27,361                              31,584

4/99         26,472                              33,469

4/00         41,877                              36,910

4/01        $25,539                             $32,034

PROSPECTIVE INTEREST RATE CUTS BRIGHTEN OUTLOOK
Going forward, we believe volatility will likely persist, as the outlook for corporate earnings remains bleak for the remainder of the year. That said, we believe the ECB will soon begin cutting rates, which, when coupled with additional easing from the Bank of England and the U.S. Federal Reserve, should give investors confidence that the global economy is stabilizing. The prospect of lower interest rates, along with the fact that stock valuations remain at their most attractive levels in several years, encourages us to regard the remainder of the year with guarded optimism.

For more details on Steven's current outlook for European markets, please see page 7.

LINE GRAPH: INVESCO EUROPEAN FUND -CLASS C
            GROWTH OF $10,000(1),(3)

This line graph compares the value of a $10,000 investment in INVESCO European Fund -Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 4/30/01.

            INVESCO European Fund -             MSCI-Europe Index(2)
            Class C

02/00       $10,000                             $10,000

4/01        $5,428                              $8,500

LINE GRAPH: INVESCO EUROPEAN FUND -CLASS  K
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund -Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 4/30/01.

            INVESCO European Fund -             MSCI-Europe Index(2)
            Class K

12/00       $10,000                             $10,000

4/01        $8,110                              $9,672

PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/00

            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom .....................22.63%

            France .............................17.64%

            Switzerland ........................10.92%

            Germany ............................8.15%

            Netherlands ........................7.71%

            Sweden .............................5.22%

            Spain ..............................4.67%

            Italy ..............................3.73%

            Norway .............................3.44%

            Finland ............................3.05%

            Denmark ............................2.34%

            Israel .............................2.23%

            Luxembourg .........................0.95%

            Portugal ...........................0.26%

            Net Cash & Cash Equivalents.........7.06%

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(2) THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.
(3) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

[PHOTOGRAPH OF STEVEN A. CHAMBERLAIN OMITTED]

STEVEN A. CHAMBERLAIN
EUROPEAN FUND

STEVEN CHAMBERLAIN IS THE LEAD MANAGER FOR THE TEAM THAT OVERSEES INVESCO EUROPEAN FUND. HE HOLDS A BSC FROM KINGSTON POLYTECHNIC AND HAS EXPERIENCE IN EQUITIES AND CURRENCY TRADING. HE JOINED INVESCO IN 1987, AND HAS MANAGED THE FUND SINCE 1990.

INTERNATIONAL BLUE CHIP VALUE FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

While the past six months have been challenging for many international investors, we are pleased to report that the fund's bottom-up investment style and diversification across regions and economic sectors helped cushion our results from market volatility.

For the six months ended April 30, 2001, the value of Investor Class shares declined 1.96%, which compared favorably to a 7.98% drop in the MSCI-European, Australian, and Far Eastern Index. (Of course, past performance is not a guarantee of future results.)(4),(5)

--------------------------------------------------------------------------------
                     INTERNATIONAL BLUE CHIP VALUE FUND ---
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/01

--------------------------------------------------------------------------------

Novartis AG Registered Shrs ............................................3.10%

National Australia Bank Ltd ............................................2.81%

Nestle SA Registered Shrs ..............................................2.58%

Sony Corp Sponsored ADR Representing Ord Shrs ..........................2.55%

Fuji Photo Film Ltd ....................................................2.54%

HSBC Holdings PLC ......................................................2.41%

Koninklijke Philips Electronics NV New York Registered
   Shrs Representing Ord Shrs ..........................................2.40%

Unilever NV New York Registered Shrs ...................................2.33%

Repsol-YPF SA Sponsored ADR Representing Ord Shrs ......................2.27%

ING Groep NV ...........................................................2.27%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

STOCK SELECTION, DIVERSIFICATION AID RESULTS
During this volatile period, our performance benefited from the decision we made late last year to reduce the portfolio's risk profile by focusing on large, well-established companies -- market leaders that have been rewarded for their solid balance sheets and track records of success. We also maintained our systematic approach to diversification, which allowed the fund to capitalize on improvements in a number of sectors.

Among the portfolio's top-performing positions were basic materials companies such as Australia's Rio Tinto Ltd, the world's largest mining company. Rio Tinto can rely on contractual output agreements that guarantee stable revenues -- an advantage in today's less predictable earnings environment. Another standout was Canadian gold mining powerhouse Barrick Gold, which has benefited from investors' renewed appetite for gold as a hedge against economic uncertainty. Later in the period, these holdings also gained support from signs that the U.S. economy may be close to bottoming, which led investors to target stocks likely to benefit from resurgence.

Also contributing to performance were solid gains in a number of our financial services stocks, which stand to benefit from potential interest rate cuts. For example, we saw a healthy gain in our shares of Abbey National PLC, a United Kingdom-based mortgage bank that is in the midst of a potential merger with competitor Lloyds TSB.

WEAKER YEN BENEFITS JAPANESE EXPORTERS
Meanwhile, a weaker yen favored Japanese exporters and supported some stabilization in that country's economic and market outlook. Early in the period, we added exposure to a number of promising Japanese holdings, taking advantage of attractive prices. We continue to focus on high-quality exporters such as Canon Inc and Fuji Photo Film Ltd, which dominate their industries globally.

While fund results were not completely unaffected by the bear market in technology and telecommunication shares, our relative performance benefited from our underweight exposure to these areas relative to our benchmark and many of our peers. Nonetheless, we also recognized several buying opportunities created by the recent correction. We began to rebuild our technology positions earlier this year -- taking advantage of compelling prices on many of these holdings. This strategy paid off as a number of these shares started to rebound late in the period.

In this sector, our emphasis has been on large-capitalization market leaders with experienced management teams. One example is German enterprise software maker SAP AG, which recently reported vigorous first-quarter revenue growth and reiterated strong guidance for the year as it continues to take market share from competitors.

OPPORTUNITIES STILL ABOUND
While the outlook for global equity markets will depend on the severity and longevity of the U.S. economic downturn, we believe that overseas markets -- and Europe in particular -- continue to offer attractively priced opportunities. The fund will maintain its strategy of focusing on high-quality blue chip companies that balance above-average financial characteristics with attractive valuations. While value stocks may not experience the same dominance that they have enjoyed over the past year, we are confident that our bottom-up stock selection and our broad industry diversification will help us to outperform both our growth- and our value-oriented peers. Most of all, we are confident that investors will continue to reward the large-cap, blue chip market leaders that we favor.

LINE GRAPH: INVESCO INTERNATIONAL BLUE CHIP VALUE FUND - INVESTOR CLASS
            GROWTH OF $10,000(4)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 4/30/01.

            INVESCO International Blue Chip Value Fund -    MSCI-EAFE Index(5)
            Investor Class

10/98       $10,000                                               $10,000

4/99         10,590                                                11,544

4/00         12,002                                                13,180

4/01        $11,272                                               $11,049


LINE GRAPH: INVESCO INTERNATIONAL BLUE CHIP VALUE FUND -CLASS C
            GROWTH OF $10,000(4),(6)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund -Class C to the value of a $10,000 investment in the MSCI-EAFE Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (02/00) through 4/30/01.

            INVESCO International Blue Chip Value Fund -    MSCI-EAFE Index(5)
            Class C

02/00       $10,000                                                 $10,000

4/01        $9,001                                                  $8,253

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Japan ..............................20.80%

            United Kingdom .....................20.72%

            France ..............................9.23%

            Netherlands .........................8.84%

            Switzerland .........................8.50%

            Germany .............................5.34%

            Spain ...............................4.99%

            Italy ...............................4.76%

            Australia ...........................3.84%

            South Korea .........................2.04%

            Canada ..............................1.64%

            Hong Kong ...........................1.55%

            Portugal ............................1.53%

            Brazil...............................1.41%

            Mexico...............................0.99%

            Net Cash & Cash Equivalents..........3.82%



(4) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(5) THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF EUROPEAN/AUSTRALIAN/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN THIS OR ANY MARKET INDEX.
(6) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

[PHOTOGRAPH OF ERIK B. GRANADE OMITTED]

ERIK B. GRANADE, CFA, CIC
INTERNATIONAL BLUE CHIP
VALUE FUND

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

QUESTIONS & ANSWERS

AN INTERVIEW WITH EUROPEAN FUND MANAGER STEVEN CHAMBERLAIN

[PHOTOGRAPH OF STEVEN CHAMBERLAIN OMITTED]
STEVEN CHAMBERLAIN MANAGES INVESCO EUROPEAN FUND

FINDING THE GREAT GROWTH COMPANIES OF TODAY --- AND TOMORROW

Q: CAN YOU PROVIDE SOME PERSPECTIVE ON THE RECENT BEHAVIOR OF EUROPEAN EQUITY MARKETS?

STEVEN CHAMBERLAIN: In the past six months we've witnessed heightened volatility in the European markets. First of all, we saw disappointing earnings reports from many high-profile U.S. companies that cast a shadow over their suppliers and competitors overseas. This was the case even though many European companies continued to report strong results.

More recently, there have been signs that economic growth in Europe is slowing. Nonetheless, the outlook still appears favorable on a historical basis. And while earnings growth estimates for European companies have been scaled back, the reduction has not been as severe as those affecting many U.S. companies. Moreover, the prospect of lower interest rates bodes well for growth-oriented stocks, and many of the companies we favor have seen their share prices decline to attractive levels that we believe don't fully reflect their potential. For this reason, we've approached the recent weakness as a selective buying opportunity, adding shares at prices that provide a firm foundation for future appreciation.

Q:   DID YOUR INVESTMENT STRATEGY CHANGE DURING THIS PERIOD?

STEVEN CHAMBERLAIN: While we have made some minor tactical adjustments, our growth investment strategy remains unchanged. We continue to focus on high-quality, exceptionally managed companies that either operate in growth markets or are taking market share away from competitors.

More traditional growth areas, such as technology and telecommunications, have been out of favor recently, and the risk of near-term volatility led us to scale back our exposure to these areas late last year. Yet our view on the long-term opportunities in these sectors has not changed. If anything, this period has reminded us that even growth sectors such as technology are not immune to short-term business cycles. But we believe these cycles of market consolidation can create opportunities for top-quality companies. Our goal is to identify long-term winners -- companies that dominate their industries and use periods of slower growth to build on their leadership.

Q:   WHAT ABOUT OUTSIDE THE TECHNOLOGY AREA?

STEVEN CHAMBERLAIN: With the recent pressure on technology shares, we've had to dig deeper to discover compelling growth companies. But our hands-on, research-intensive investment approach has enabled us to identify opportunities in industries not traditionally associated with growth investing, such as industrial products. For example, one stock we've talked about before is Denmark's Vestas Wind Systems A/S. Vestas is the global leader in wind turbines -- one of the few cost-effective and environmentally friendly power sources. The wind power market is growing at 30% a year as governments and industry groups seek out renewable and environmentally friendly energy sources.

We have also found opportunities in the security industry. For example, Securitas AB, a Swedish guarding company, has rewarded us with strong performance recently. Securitas has purchased and successfully integrated several North American competitors, including Pinkerton's, and the company is also poised for a significant market opportunity next year as the European Union transitions to a hard common currency -- an operation that will require substantial security forces to safeguard the distribution of the new bills.

Both of these companies hold dominant positions in relatively underserved markets that provide compelling growth opportunities. These are precisely the kind of companies we like to identify, and they provide diversification away from our holdings in more traditional growth industries.

Q: WHAT DO YOU LOOK FOR IN COMPANIES?

STEVEN CHAMBERLAIN: Whether we're looking at traditional growth areas of the economy or other attractive market niches, our focus is on identifying market leaders -- companies with unique products and services and a track record of successful execution in good markets and bad. If anything, we've been encouraged that many of the companies we own have weathered this challenging period while still reporting solid earnings growth and healthy guidance. These are precisely the kind of companies we expect to emerge from this period having expanded their dominance.

"...THE PROSPECT OF LOWER INTEREST RATES BODES WELL FOR GROWTH-ORIENTED STOCKS, AND MANY OF THE COMPANIES WE FAVOR HAVE SEEN THEIR SHARE PRICES DECLINE TO ATTRACTIVE LEVELS THAT WE BELIEVE DON'T FULLY REFLECT THEIR POTENTIAL."

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2000 THROUGH APRIL 2001

The past six months witnessed heightened market volatility as investors struggled to value stocks amid concerns over slowing economic growth, higher energy prices, and disappointing earnings. While most of the negative economic and earnings news initially came out of the United States, these developments cast a shadow over investor sentiment worldwide.

Concerns over earnings fell especially hard on growth-oriented sectors such as technology and telecommunications, where it became clear that euphoric expectations for a rapid acceleration in investment spending would need to be adjusted downward.

The good news is that the sell-off in technology and related New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were financial services, energy, utilities, and pharmaceuticals, as well as more traditional industries such as basic materials and consumer products. Even within these sectors, however, investors favored more value-oriented shares trading at low price-to-earnings multiples.

While the economic slowdown first appeared to be isolated to North America, there were signs by the end of the first quarter that the softening was starting to spread to other markets overseas.

This weakness was first evident in the performance of export-driven European companies, but also came to affect firms with more domestic market exposure. Nonetheless, while European companies have seen their earnings growth taper off, this deterioration has been less severe than that suffered by many U.S. companies. But disappointing corporate news -- combined with the continued slump in the value of the euro currency -- dampened investor enthusiasm for European equity investments.

On a positive note, the unfolding European economic slowdown paved the way for lower interest rates. Investors welcomed news that the Bank of England reduced its key interest rate by 25 basis points. And while the European Central Bank remained on hold through April, policymakers hinted that rate cuts were likely -- though the degree of rate easing may be constrained by lingering inflation risks and currency weakness.

Moreover, the U.S. economy showed signs of welcome stabilization in April, which bodes well for economic prospects worldwide. Developing markets of Latin America and Asia, in particular, are sensitive to the performance of the U.S. economy, and would benefit from a pickup in growth. Such a resurgence would also favor leading Asian exporters, which look to the United States for a significant share of their business. In particular, Japanese exporters are already benefiting from the yen's depreciation relative to the U.S. dollar, which makes their products more competitive in international markets.

On a company-by-company basis, we recognize that the earnings environment will remain challenging, given heightened competition and slower economic growth. Yet many international equities remain attractively priced relative to U.S. companies, and continue to benefit from solid long-term potential.

If anything, this more challenging environment favors stock pickers, such as ourselves, who can rely on hands-on research and exacting financial analysis to identify companies that will establish or extend their market dominance going forward. It is precisely these companies that we expect investors to reward over the long term.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2001
UNAUDITED

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------
EUROPEAN FUND
88.11  COMMON STOCKS
2.30   DENMARK
       ISS A/S(a)                                                        SC            7,170  $     417,341
       Vestas Wind Systems A/S                                           MS          300,000     14,005,203
===========================================================================================================
                                                                                                 14,422,544
3.00   FINLAND
       Elisa Communicion Oyj A Shrs                                      TL          216,204      3,498,278
       Nokia Oyj                                                         CM          463,600     15,331,335
===========================================================================================================
                                                                                                 18,829,613
17.33  FRANCE
       A Novo                                                            SC           27,000      4,021,618
       Alcatel SA                                                        CM           60,000      1,952,293
       Alstom                                                            MD          219,059      6,312,076
       Altran Technologies SA                                            EC          160,300     10,374,905
       Aventis SA                                                        HD          170,000     13,158,031
       AXA                                                               IU           40,333      4,755,979
       Business Objects SA Sponsored ADR
         Representing Ord Shrs(a)                                        CO           90,000      3,258,000
       Cap Gemini SA                                                     CO           24,000      3,466,251
       Compagnie de Saint-Gobain                                         BD           50,000      7,536,100
       Havas Advertising SA                                              SS          250,000      3,298,152
       NRJ Group                                                         BR          100,000      2,594,192
       Pinault-Printemps-Redoute SA                                      RD           20,000      3,441,781
       PSA Peugeot Citroen                                               AM           18,000      5,137,138
       Societe Generale Series A Shrs                                    BM          100,000      6,445,582
       Societe Television Francaise 1                                    LT           26,074      1,093,444
       STMicroelectronics NV                                             ES          150,000      6,044,396
       Thomson Multimedia(a)                                             SS           80,000      3,400,998
       Total Fina Elf SA Series B Shrs                                   OI           98,074     14,608,005
       Vivendi Environnement                                             UW          135,000      5,907,948
       Vivendi Universal SA                                              EC           30,000      2,075,974
===========================================================================================================
                                                                                                108,882,863
4.52   GERMANY
       Adidas-Salomon AG                                                 FT           30,000      1,819,037
       Aixtron AG                                                        ES           46,000      4,037,984
       Allianz AG Registered Shrs                                        IU           20,000      5,754,034
       Bayerische Motoren Werke AG                                       AM          125,000      4,144,855
       Direkt Anlage Bank AG(a)                                          IV          100,000      1,871,613
       Siemens AG                                                        MS           45,000      3,320,228
       Wedeco AG Water Technology(a)                                     UW          280,000      7,447,440
===========================================================================================================
                                                                                                 28,395,191
2.19   ISRAEL
       Card-Guard Scientific Survival Ltd(a)                             ME          159,700      8,376,679
       Oridion Systems Ltd(a)                                            ME          240,000      5,367,456
===========================================================================================================
                                                                                                 13,744,135

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------

3.66   ITALY
       Banca Fideuram SpA                                                FN          150,000  $   1,815,314
       Telecom Italia Mobile SpA                                         TC        1,600,000     10,993,840
       Telecom Italia SpA                                                TN          600,000      6,665,459
       UniCredito Italiano SpA                                           BE          750,000      3,537,534
===========================================================================================================
                                                                                                 23,012,147
0.94   LUXEMBOURG
       Thiel Logistik AG(a)                                              CO          242,240      5,884,698
===========================================================================================================
7.57   NETHERLANDS
       ASM Lithography Holding NV(a)                                     CY          150,000      3,963,102
       ING Groep NV                                                      IU          215,000     14,671,944
       Jomed NV(a)                                                       ME           52,804      1,582,689
       Koninklijke Philips Electronics NV                                RF          275,000      8,533,525
       QIAGEN NV(a)                                                      BH          113,200      3,013,904
       Royal Dutch Petroleum                                             OI          120,000      7,170,821
       Teleplan International NV(a)                                      CO          180,000      5,737,189
       VNU NV                                                            PN           70,000      2,907,605
===========================================================================================================
                                                                                                 47,580,779
3.38   NORWAY
       Tomra Systems ASA                                                 PC        1,344,047     21,236,931
===========================================================================================================
0.25   PORTUGAL
       M Accoes Portugal Closed-End Fund(a)(b)                           IC           90,000      1,605,471
===========================================================================================================
4.59   SPAIN
       Banco Bilbao Vizcaya Argentaria SA Registered Shrs                BM          250,000      3,550,833
       Banco Santander Central Hispano SA                                BM          960,000      9,532,723
       Telefonica Publicidad e Infomacion SA                             SA          720,000      3,964,166
       Telefonica SA(a)                                                  TN          696,068     11,774,915
===========================================================================================================
                                                                                                 28,822,637
5.13   SWEDEN
       Assa Abloy AB Series B Shrs                                       MV          755,301     13,126,397
       Hennes & Mauritz AB Series B Shrs                                 RP          150,000      2,526,531
       OM Gruppen AB                                                     FN          150,000      2,869,730
       Securitas AB Series B Shrs                                        SS          452,500      8,789,188
       Skandia Forsakrings AB                                            IU          200,000      2,171,162
       Telelogic AB(a)                                                   CO        1,000,000      2,765,067
===========================================================================================================
                                                                                                 32,248,075
10.73  SWITZERLAND
       Actelion Ltd(a)                                                   HD            4,741        584,803
       Charles Voegele Holding AG                                        FT           75,000      8,213,730
       Credit Suisse Group Registered Shrs                               BM           50,000      9,323,304
       Kudelski SA Bearer Shrs(a)                                        EI            9,720      9,244,337
       Leica Geosystems AG(a)                                            EI           34,000      9,279,497
       Nestle SA Registered Shrs                                         FD            3,500      7,246,527
       Novartis AG Registered Shrs                                       HD            3,500      5,438,930
       Phonak Holding AG Registered Shrs                                 ME              521      1,689,218
       Straumann Holding AG Registered Shrs                              ME            3,362      4,457,087
       Synthes-Stratec Inc                                               ME           20,000     11,919,995
===========================================================================================================
                                                                                                 67,397,428

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------

22.24  UNITED KINGDOM
       Arsenal Football Club PLC(a)                                      ET                2  $       5,008
       Autonomy Corp PLC(a)                                              CO          189,035      1,609,304
       Barclays PLC                                                      BM          225,225      7,250,668
       BP Amoco PLC                                                      OI        1,600,000     14,353,786
       British Sky Broadcasting PLC(a)                                   CA          150,000      1,877,925
       Cadbury Schweppes PLC                                             FD          500,000      3,083,374
       CGNU PLC                                                          IU          600,000      8,327,256
       COLT Telecom Group PLC(a)                                         TN          245,000      3,382,769
       GlaxoSmithKline PLC(a)                                            HD          462,440     12,220,845
       HSBC Holdings PLC                                                 BM          650,000      8,565,484
       InTechnology PLC(a)                                               CO        1,105,000      5,043,498
       Manchester United PLC                                             ET        3,000,000      7,726,320
       NDS Group PLC Sponsored ADR
         Representing Ord Shrs(a)                                        SS           74,000      2,775,000
       Pace Micro Technology PLC                                         EI           90,000        706,958
       Pearson PLC                                                       PB          120,000      2,529,082
       Rio Tinto PLC Registered Shrs                                     MM          200,000      4,052,026
       Shell Transport & Trading PLC Registered Shrs                     OI          800,000      6,678,974
       Spirent PLC                                                       EI        1,401,666      8,262,675
       TeleCity PLC(a)                                                   CO        1,098,281      4,478,548
       Turbo Genset PLC(a)                                               EO        1,700,000      9,917,948
       Vodafone Group PLC                                                TC        5,486,106     16,660,607
       WPP Group PLC                                                     SA          850,000     10,185,507
===========================================================================================================
                                                                                                139,693,562
0.28   UNITED STATES
       OpenTV Corp Class A Shrs(a)                                       CO          200,000      1,772,000
===========================================================================================================
       TOTAL COMMON STOCKS (COST $561,708,452)                                                  553,528,074
===========================================================================================================
3.49   PREFERRED STOCKS
3.49   GERMANY
       Marschollek, Lautenschlaeger und Partner AG
         Non-Voting Pfd                                                  IL           60,000      6,516,510
       Porsche AG, Pfd                                                   AM           35,000     11,419,408
       SAP AG, Non-Voting Pfd                                            CO           25,000      3,978,617
===========================================================================================================
       TOTAL PREFERRED STOCKS (COST $12,902,498)                                                 21,914,535
===========================================================================================================
8.40   SHORT-TERM INVESTMENTS
8.40   UNITED STATES
4.70   COMMERCIAL PAPER
       Southern Co Funding, 4.700%, 5/1/2001
         (Cost $29,500,000)                                              CF     $ 29,500,000     29,500,000
===========================================================================================================
1.60   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund, 4.623% (Cost $10,073,047)                         IC       10,073,047     10,073,047
===========================================================================================================

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------

2.10   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         4/30/2001 due 5/1/2001 at 4.450%, repurchased
         at $13,204,632 (Collateralized by US Treasury
         Inflationary Index Notes, due 1/15/2007 at 3.375%,
         value $13,437,922) (Cost $13,203,000)                           RA     $ 13,203,000  $  13,203,000
===========================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (COST $52,776,047)                                           52,776,047
===========================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $627,386,997)
       (Cost for Income Tax Purposes $628,930,627)                                            $ 628,218,656
===========================================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
93.72  COMMON STOCKS
3.85   AUSTRALIA
       National Australia Bank Ltd                                       BE          110,000  $   1,691,259
       Rio Tinto Ltd                                                     GP           33,000        623,029
===========================================================================================================
                                                                                                  2,314,288
1.64   CANADA
       Barrick Gold                                                      GP           60,000        986,400
===========================================================================================================
9.24   FRANCE
       AXA                                                               IU            4,500        530,630
       AXA Sponsored ADR Representing 1/2 Shr                            IU            7,000        409,500
       Compagnie de Saint-Gobain                                         BD            4,000        602,888
       Compagnie Generale des Etablissements
         Michelin Series B Shrs                                          AP           23,000        762,857
       Societe Generale Series A Shrs                                    BM           15,000        966,837
       Total Fina Elf SA Sponsored ADR
         Representing 1/2 Series B Shr                                   OI           17,537      1,313,521
       Vivendi Universal SA                                              EC           14,000        968,788
===========================================================================================================
                                                                                                  5,555,021
4.21   GERMANY
       BASF AG                                                           CD           21,000        902,630
       Bayer AG                                                          CH           13,500        568,532
       Deutsche Bank AG Registered Shrs                                  BM           13,000      1,060,374
===========================================================================================================
                                                                                                  2,531,536
1.55   HONG KONG
       China Mobile Ltd(a)                                               TC          190,000        933,068
===========================================================================================================
4.77   ITALY
       ENI SpA Sponsored ADR Representing 10 Ord Shrs                    OI           15,000      1,032,750
       San Paolo-IMI SpA Sponsored ADR
         Representing 2 Ord Shrs                                         BM           22,000        622,380
       Telecom Italia SpA Sponsored ADR
         Representing 10 Ord Shrs                                        TN           11,000      1,212,750
===========================================================================================================
                                                                                                  2,867,880
20.82  JAPAN
       Canon Inc                                                         OE           20,000        785,203
       Canon Inc Sponsored ADR Representing Ord Shrs                     OE           15,000        599,250
       Fuji Photo Film Ltd                                               PI           38,000      1,531,874

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------

       Fuji Television Network                                           BR               64  $     464,192
       Hitachi Ltd Sponsored ADR Representing
         10 Cmn Shrs                                                     EE           10,000        986,000
       Ito-Yokado Ltd                                                    RF           23,000      1,282,794
       Kyocera Corp                                                      EI            8,400        803,044
       Mitsubishi Tokyo Financial Group(a)                               FN               60        611,972
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                                      TN           35,000      1,152,200
       Shin-Etsu Chemical Ltd                                            CD           25,000      1,003,764
       Sony Corp Sponsored ADR Representing Ord Shrs                     EO           20,000      1,533,000
       Takefuji Corp                                                     CF            7,000        548,509
       TDK Corp                                                          CW           13,000        755,575
       Toyota Motor                                                      AM           14,000        465,779
===========================================================================================================
                                                                                                 12,523,156
0.98   MEXICO
       Telefonos de Mexico SA Sponsored ADR
         Representing 20 Series L Shrs                                   TN           17,000        588,200
===========================================================================================================
8.85   NETHERLANDS
       ABN AMRO Holding NV Sponsored ADR
         Representing Ord Shrs                                           BM           55,000      1,108,250
       ING Groep NV                                                      IU           20,000      1,364,832
       Koninklijke Philips Electronics NV New York
         Registered Shrs Representing Ord Shrs                           EO           47,000      1,447,600
       Unilever NV New York Registered Shrs                              CG           25,000      1,403,000
===========================================================================================================
                                                                                                  5,323,682
1.54   PORTUGAL
       Portugal Telecom SA Sponsored ADR
         Representing Ord Shrs                                           TN           95,000        923,400
===========================================================================================================
2.04   SOUTH KOREA
       Korea Electric Power Sponsored ADR
         Representing 1/2 Ord Shr                                        EU           60,000        565,800
       Korea Telecom Sponsored ADR
         Representing 1/2 Ord Shr                                        TN           24,000        663,120
===========================================================================================================
                                                                                                  1,228,920
4.99   SPAIN
       Banco Popular Espanol SA                                          BE           22,000        784,889
       Endesa SA Sponsored ADR Representing Ord Shrs                     EU           50,000        847,500
       Repsol-YPF SA Sponsored ADR
         Representing Ord Shrs                                           OI           75,000      1,369,500
===========================================================================================================
                                                                                                  3,001,889
8.50   SWITZERLAND
       Nestle SA Registered Shrs                                         FD              750      1,552,827
       Novartis AG Registered Shrs                                       HD            1,200      1,864,776
       Syngenta AG Registered Shrs(a)                                    CH           11,050        559,856
       Zurich Financial Services AG                                      IU            3,200      1,138,048
===========================================================================================================
                                                                                                  5,115,507

                                                                                   SHARES OR
                                                                   INDUSTRY        PRINCIPAL
%      DESCRIPTION                                                     CODE           AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------

20.74  UNITED KINGDOM
       Abbey National PLC                                                FN           40,000  $     709,677
       BP Amoco PLC                                                      OI          125,000      1,121,390
       British Airways PLC                                               AR          150,000        756,536
       British Telecommunications PLC                                    TN           70,000        558,870
       British Telecommunications PLC Sponsored
         ADR Representing 10 Ord Shrs                                    TN            4,500        364,050
       Corus Group PLC Sponsored ADR
         Representing 10 Ord Shrs                                        IS           60,000        617,400
       Diageo PLC                                                        BA          125,000      1,314,548
       GlaxoSmithKline PLC(a)                                            HD           30,438        804,381
       GlaxoSmithKline PLC Sponsored ADR
         Representing 2 Ord Shrs(a)                                      HD           19,104      1,023,401
       HSBC Holdings PLC                                                 BM          110,000      1,449,544
       Marks & Spencer PLC                                               RD          175,000        671,045
       Royal Bank of Scotland Group PLC                                  BM           49,040      1,135,995
       Royal Bank of Scotland Group PLC Value Shrs(a)                    BM           49,040         60,519
       Scottish Power PLC                                                EU          100,000        636,706
       Shell Transport & Trading PLC New York Registered
         Shrs Sponsored ADR Representing 6 Ord Shrs                      OI           25,000      1,252,250
===========================================================================================================
                                                                                                 12,476,312
       TOTAL COMMON STOCKS (COST $55,740,769)                                                    56,369,259
===========================================================================================================
2.55   PREFERRED STOCKS
1.41   BRAZIL
       Petroleo Brasileiro SA Sponsored ADR
         Representing Pfd Shrs                                           OM           35,000        850,500
===========================================================================================================
1.14   GERMANY
       SAP AG Sponsored ADR Representing 1/4 Pfd Shr                     CO           17,000        685,100
===========================================================================================================
       TOTAL PREFERRED STOCKS (COST $1,509,039)                                                   1,535,600
===========================================================================================================
3.73   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
3.73   UNITED STATES
       Repurchase Agreement with State Street dated
         4/30/2001 due 5/1/2001 at 4.450%, repurchased
         at $2,242,277 (Collateralized by US Treasury
         Inflationary Index Bonds, due 4/15/2028 at 3.625%,
         value $2,286,066) (Cost $2,242,000)                             RA     $  2,242,000      2,242,000
===========================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $59,491,808)
       (Cost for Income Tax Purposes $59,642,570)                                             $  60,146,859
===========================================================================================================
(a)  Security is non-income producing.

(b)  The following is a restricted security at April 30, 2001:

SCHEDULE OF RESTRICTED OR ILLIQUID
  SECURITIES

                                                                                                   VALUE AS
                                                                ACQUISITION      ACQUISITION           % OF
DESCRIPTION                                                            DATE             COST     NET ASSETS
-----------------------------------------------------------------------------------------------------------
European Fund
M Accoes Portugal Closed-End Fund                                    2/4/98     $  1,917,627          0.26%
===========================================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                                        % OF
                                                                   INDUSTRY       INVESTMENT
INDUSTRY                                                               CODE       SECURITIES          VALUE
-----------------------------------------------------------------------------------------------------------
EUROPEAN FUND
Automobiles                                                              AM            3.30%  $  20,701,401
Banks -- Money Center                                                    BM            7.11      44,668,594
Banks -- Regional                                                        BE            0.56       3,537,534
Biotechnology -- Health Care                                             BH            0.48       3,013,904
Broadcasting                                                             BR            0.41       2,594,192
Building Materials                                                       BD            1.20       7,536,100
Cable                                                                    CA            0.30       1,877,925
Communications -- Equipment & Manufacturing                              CM            2.75      17,283,628
Computer Software & Services                                             CO            6.05      37,993,172
Computer Systems                                                         CY            0.63       3,963,102
Consumer Finance                                                         CF            4.70      29,500,000
Electronics -- Component Distributors                                    EO            1.58       9,917,948
Electronics -- Instrumentation                                           EI            4.38      27,493,467
Electronics -- Semiconductors                                            ES            1.60      10,082,380
Engineering & Construction                                               EC            1.98      12,450,879
Entertainment                                                            ET            1.23       7,731,328
Financial -- Diversified                                                 FN            0.74       4,685,044
Foods                                                                    FD            1.64      10,329,901
Footwear                                                                 FT            1.60      10,032,767
Health Care -- Medical Equipment & Devices                               ME            5.32      33,393,124
Health Care Drugs -- Pharmaceuticals                                     HD            5.00      31,402,609
Insurance -- Life & Health                                               IL            1.04       6,516,510
Insurance -- Multi-Line                                                  IU            5.68      35,680,375
Investment Bank/Broker Firm                                              IV            0.30       1,871,613
Investment Cos                                                           IC            1.86      11,678,518
Leisure Time                                                             LT            0.17       1,093,444
Machinery -- Diversified                                                 MD            1.00       6,312,076
Manufacturing -- Diversified                                             MV            2.09      13,126,397
Manufacturing -- Specialized                                             MS            2.76      17,325,431
Metals Mining                                                            MM            0.65       4,052,026
Oil -- International Integrated                                          OI            6.81      42,811,586
Pollution Control                                                        PC            3.38      21,236,931
Publishing                                                               PB            0.40       2,529,082
Publishing -- Newspapers                                                 PN            0.46       2,907,605
Repurchase Agreements                                                    RA            2.10      13,203,000
Retail -- Department Stores                                              RD            0.55       3,441,781
Retail -- Food Chains                                                    RF            1.36       8,533,525
Retail -- Specialty-Apparel                                              RP            0.40       2,526,531
Services -- Advertising & Marketing                                      SA            2.25      14,149,673
Services -- Commercial & Consumer                                        SC            0.71       4,438,959

SUMMARY OF INVESTMENTS BY INDUSTRY
(CONTINUED)
                                                                                        % OF
                                                                   INDUSTRY       INVESTMENT
INDUSTRY                                                               CODE       SECURITIES          VALUE
-----------------------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Specialized Services                                                     SS            2.91%  $  18,263,338
Telecommunications -- Cellular & Wireless                                TC            4.40      27,654,447
Telecommunications -- Long Distance                                      TL            0.56       3,498,278
Telephone                                                                TN            3.47      21,823,143
Utilities -- Water                                                       UW            2.13      13,355,388
===========================================================================================================
                                                                                     100.00%  $ 628,218,656
===========================================================================================================

INTERNATIONAL BLUE CHIP
  VALUE FUND
Airlines                                                                 AR            1.26%  $     756,536
Auto Parts & Equipment                                                   AP            1.27         762,857
Automobiles                                                              AM            0.77         465,779
Banks --Money Center                                                     BM           10.65       6,403,899
Banks -- Regional                                                        BE            4.12       2,476,148
Beverages -- Alcoholic                                                   BA            2.19       1,314,548
Broadcasting                                                             BR            0.77         464,192
Building Materials                                                       BD            1.00         602,888
Chemicals                                                                CH            1.88       1,128,388
Chemicals -- Diversified                                                 CD            3.17       1,906,394
Computer Software & Services                                             CO            1.14         685,100
Computers -- Hardware                                                    CW            1.26         755,575
Conglomerates                                                            CG            2.33       1,403,000
Consumer Finance                                                         CF            0.91         548,509
Electric Utilities                                                       EU            3.41       2,050,006
Electrical Equipment                                                     EE            1.64         986,000
Electronics -- Component Distributors                                    EO            4.95       2,980,600
Electronics -- Instrumentation                                           EI            1.33         803,044
Engineering & Construction                                               EC            1.61         968,788
Financial -- Diversified                                                 FN            2.20       1,321,649
Foods                                                                    FD            2.58       1,552,827
Gold & Precious Metals Mining                                            GP            2.68       1,609,429
Health Care Drugs -- Pharmaceuticals                                     HD            6.14       3,692,558
Insurance -- Multi-Line                                                  IU            5.72       3,443,010
Iron & Steel                                                             IS            1.03         617,400
Office Equipment & Supplies                                              OE            2.30       1,384,453
Oil -- Domestic Integrated                                               OM            1.41         850,500
Oil -- International Integrated                                          OI           10.12       6,089,411
Photography & Imaging                                                    PI            2.55       1,531,874
Repurchase Agreements                                                    RA            3.73       2,242,000
Retail -- Department Stores                                              RD            1.12         671,045
Retail -- Food Chains                                                    RF            2.13       1,282,794
Telecommunications -- Cellular & Wireless                                TC            1.55         933,068
Telephone                                                                TN            9.08       5,462,590
===========================================================================================================
                                                                                     100.00%  $  60,146,859
===========================================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2001
UNAUDITED

                                                                             INTERNATIONAL
                                                                EUROPEAN         BLUE CHIP
                                                                    FUND        VALUE FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                             $   627,386,997    $   59,491,808
==========================================================================================
  At Value(a)                                            $   628,218,656    $   60,146,859
Cash                                                                   0             6,857
Foreign Currency (Cost $0 and $50,690, respectively)                   0            50,281
Receivables:
  Investment Securities Sold                                   4,697,655             8,119
  Fund Shares Sold                                             5,141,729           118,735
  Dividends and Interest                                       1,521,026           260,841
Prepaid Expenses and Other Assets                                 41,939            22,838
==========================================================================================
TOTAL ASSETS                                                 639,621,005        60,614,530
==========================================================================================
LIABILITIES
Payables:
  Custodian                                                       36,232                 0
  Foreign Sub-Custodian (Cost $18,509 and $0, respectively)       17,234                 0
  Investment Securities Purchased                             16,641,004           305,512
  Fund Shares Repurchased                                      5,363,863            75,878
Depreciation on Forward Foreign Currency Contracts                79,364                 0
Accrued Distribution Expenses
  Investor Class                                                 115,819            11,266
  Class C                                                          4,913               895
Accrued Expenses and Other Payables                               91,971            14,969
==========================================================================================
TOTAL LIABILITIES                                             22,350,400           408,520
==========================================================================================
NET ASSETS AT VALUE                                      $   617,270,605    $   60,206,010
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $   703,180,331    $   60,763,565
Accumulated Undistributed Net Investment Loss                (1,782,520)         (306,234)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions   (84,904,213)         (900,201)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                              777,007           648,880
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $   617,270,605    $   60,206,010
==========================================================================================
NET ASSETS AT VALUE:
  Investor Class                                         $   609,061,036    $   59,554,815
==========================================================================================
  Class C                                                $     8,208,758    $      651,195
==========================================================================================
  Class K                                                $           811    $           --
==========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2001
UNAUDITED

                                                                             INTERNATIONAL
                                                                EUROPEAN         BLUE CHIP
                                                                    FUND        VALUE FUND
                                                             (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                              41,835,088         5,958,794
  Class C                                                        573,144            65,721
  Class K                                                             56                --
==========================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                         $         14.56    $         9.99
  Class C (excludes applicable contingent deferred
    sales charge)                                        $         14.32    $         9.91
  Class K                                                $         14.50    $           --
==========================================================================================
(a) Investment securities at cost and value at April 30, 2001 include repurchase agreements of $13,203,000 and $2,242,000 for European and International Blue
    Chip Value Funds, respectively.

(b) The Funds have 1.5 billion authorized shares of common stock, par value
    $0.01 per share. Of such shares, 400 million have been allocated to European
    Fund and 200 million to International Blue Chip Value Fund: 200 million to
    European Fund - Investor Class, 100 million to European Fund - Class C, 100 million to European Fund - Class K, 100 million to International Blue Chip
    Value Fund - Investor Class and 100 million to International Blue Chip Value
    Fund - Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
SIX MONTHS ENDED APRIL 30, 2001 (NOTE 1)
UNAUDITED

                                                                             INTERNATIONAL
                                                                EUROPEAN         BLUE CHIP
                                                                    FUND        VALUE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $     2,740,803    $      539,037
Dividends from Affiliated Investment Companies                   106,544                 0
Interest                                                         677,747            42,526
  Foreign Taxes Withheld                                       (340,611)          (53,100)
==========================================================================================
  TOTAL INCOME                                                 3,184,483           528,463
==========================================================================================
EXPENSES
Investment Advisory Fees                                       2,465,493           224,884
Distribution Expenses
  Investor Class                                                 886,439            73,937
  Class C                                                         19,820             4,098
  Class K                                                              1                --
Transfer Agent Fees                                            1,071,676           152,718
Administrative Services Fees                                     165,451            18,493
Custodian Fees and Expenses                                      295,274            18,486
Directors' Fees and Expenses                                      19,808             5,655
Interest Expenses                                                 17,988                 0
Professional Fees and Expenses                                    25,985            12,557
Registration Fees and Expenses - Investor Class                   20,751            21,153
Reports to Shareholders                                          121,169            27,199
Other Expenses                                                    29,740             2,543
==========================================================================================
  TOTAL EXPENSES                                               5,139,595           561,723
  Fees and Expenses Absorbed by Investment Adviser                   (4)              (49)
  Fees and Expenses Paid Indirectly                            (136,078)           (6,911)
==========================================================================================
    NET EXPENSES                                               5,003,513           554,763
==========================================================================================
NET INVESTMENT LOSS                                          (1,819,030)          (26,300)
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                     (51,016,109)         (113,462)
  Foreign Currency Transactions                             (23,795,369)         (594,235)
==========================================================================================
    Total Net Realized Loss                                 (74,811,478)         (707,697)
==========================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                    (190,100,391)         (249,019)
  Foreign Currency Transactions                               37,040,391         (387,513)
==========================================================================================
    Total Net Depreciation                                 (153,060,000)         (636,532)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                        (227,871,478)       (1,344,229)
==========================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                        $ (229,690,508)    $  (1,370,529)
==========================================================================================

See Notes to Financial Statements
STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                            SIX MONTHS              YEAR
                                                                 ENDED             ENDED
                                                              APRIL 30        OCTOBER 31
----------------------------------------------------------------------------------------
                                                                  2001              2000
                                                             UNAUDITED
                                                              (Note 1)
OPERATIONS
Net Investment Loss                                      $ (1,819,030)    $  (3,864,243)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                       (74,811,478)        54,583,839
Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions           (153,060,000)         7,340,891
========================================================================================
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                             (229,690,508)        58,060,487
========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                        (59,716,226)      (13,208,928)
    Class C                                                  (170,116)                 0
========================================================================================
TOTAL DISTRIBUTIONS                                       (59,886,342)      (13,208,928)
========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                           317,891,643     1,183,853,509
  Class C                                                  101,993,415        14,142,590
  Class K                                                        1,000                --
Reinvestment of Distributions
  Investor Class                                            53,629,930        12,635,263
  Class C                                                      160,937                 0
========================================================================================
                                                           473,676,925     1,210,631,362
Amounts Paid for Repurchases of Shares
  Investor Class                                         (367,714,054)     (893,225,583)
  Class C                                                 (96,639,970)      (10,989,761)
========================================================================================
                                                         (464,354,024)     (904,215,344)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                               9,322,901       306,416,018
========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (280,253,949)       351,267,577
NET ASSETS
Beginning of Period                                        897,524,554       546,256,977
========================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income (Loss) of ($1,782,520)
  and $36,510, respectively)                             $ 617,270,605    $  897,524,554
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
EUROPEAN FUND (CONTINUED)

                                                            SIX MONTHS              YEAR
                                                                 ENDED             ENDED
                                                              APRIL 30        OCTOBER 31
----------------------------------------------------------------------------------------
                                                                  2001              2000
                                                             UNAUDITED
                                                              (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                            19,482,339        46,197,629
  Class C                                                    6,854,687           574,115
  Class K                                                           56                --
Shares Issued from Reinvestment of Distributions
  Investor Class                                             3,199,877           622,733
  Class C                                                        9,689                 0
========================================================================================
                                                            29,546,648        47,394,477
Shares Repurchased
  Investor Class                                          (22,414,905)      (35,575,854)
  Class C                                                  (6,411,969)         (453,378)
========================================================================================
                                                          (28,826,874)      (36,029,232)
NET INCREASE IN FUND SHARES                                    719,774        11,365,245
========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                            SIX MONTHS              YEAR
                                                                 ENDED             ENDED
                                                              APRIL 30        OCTOBER 31
----------------------------------------------------------------------------------------
                                                                  2001              2000
                                                             UNAUDITED
OPERATIONS
Net Investment Loss                                      $    (26,300)    $    (230,366)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                          (707,697)         5,556,492
Change in Net Depreciation of Investment
  Securities and Foreign Currency Transactions               (636,532)       (5,043,907)
========================================================================================
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                               (1,370,529)           282,219
========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class                  0         (244,809)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                         (4,974,487)       (1,260,037)
    Class C                                                   (62,022)                 0
========================================================================================
TOTAL DISTRIBUTIONS                                        (5,036,509)       (1,504,846)
========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                            51,937,056        54,921,103
  Class C                                                   10,969,159         9,077,986
Reinvestment of Distributions
  Investor Class                                             4,919,234         1,419,208
  Class C                                                       43,861                 0
========================================================================================
                                                            67,869,310        65,418,297
Amounts Paid for Repurchases of Shares
  Investor Class                                          (52,643,099)      (45,125,608)
  Class C                                                 (11,402,584)       (7,990,883)
========================================================================================
                                                          (64,045,683)      (53,116,491)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                               3,823,627        12,301,806
========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (2,583,411)        11,079,179
NET ASSETS
Beginning of Period                                         62,789,421        51,710,242
========================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss of
  ($306,234) and ($279,934), respectively)               $  60,206,010    $   62,789,421
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
                                                            SIX MONTHS              YEAR
                                                                 ENDED             ENDED
                                                              APRIL 30        OCTOBER 31
----------------------------------------------------------------------------------------
                                                                  2001              2000
                                                             UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                             5,063,521         4,658,313
  Class C                                                    1,110,119           783,904
Shares Issued from Reinvestment of Distributions
  Investor Class                                               499,922           123,332
  Class C                                                        4,466                 0
========================================================================================
                                                             6,678,028         5,565,549
Shares Repurchased
  Investor Class                                           (5,136,442)       (3,855,021)
  Class C                                                  (1,145,961)         (686,807)
========================================================================================
                                                           (6,282,403)       (4,541,828)
NET INCREASE IN FUND SHARES                                    395,625         1,023,721
========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO INTERNATIONAL FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund
(individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. The Funds offer Investor Class and Class C shares. Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended April 30, 2001, European Fund invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/ or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 2000, European Fund had $3,305,087 in net capital loss carryovers which expire in the year 2006.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                  AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                                $700         $2         $4         $6
                         $0 TO    $350 TO    MILLION    BILLION    BILLION    BILLION       OVER
                          $350       $700      TO $2      TO $4      TO $6      TO $8         $8
FUND                   MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION
------------------------------------------------------------------------------------------------
European Fund            0.75%      0.65%      0.55%      0.45%      0.40%     0.375%      0.35%


                                                  AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------
                                     $500         $1         $2         $4         $6
                         $0 TO    MILLION    BILLION    BILLION    BILLION    BILLION       OVER
                          $500      TO $1      TO $2      TO $4      TO $6      TO $8         $8
FUND                   MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION
------------------------------------------------------------------------------------------------
International Blue
  Chip Value Fund        0.75%      0.65%      0.55%      0.45%      0.40%     0.375%      0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the six months/period ended April 30, 2001, amounts paid to the Distributor were as follows:

                                       INVESTOR            CLASS           CLASS
FUND                                      CLASS                C               K
--------------------------------------------------------------------------------
European Fund                       $   953,332       $   16,196      $        1
International Blue Chip Value Fund       75,095            3,895              --


IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG and IGAM have voluntarily agreed to absorb certain fees and expenses incurred by European and International Blue Chip Value Funds for the six months ended April 30, 2001.

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the six months ended April 30, 2001 were $805,997 and $69,191, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                           PURCHASES                   SALES
--------------------------------------------------------------------------------
European Fund                           $    324,636,094        $    368,061,292
International Blue Chip Value Fund            12,997,316              14,454,212

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                           NET
                                            GROSS                GROSS            APPRECIATION
FUND                                 APPRECIATION         DEPRECIATION          (DEPRECIATION)
----------------------------------------------------------------------------------------------
European Fund                       $  96,091,525        $  96,803,496            $  (711,971)
International Blue Chip Value Fund      6,262,642            5,758,353                 504,289

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the six months ended April 30, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                              UNFUNDED
                                          PENSION              ACCRUED                 PENSION
FUND                                     EXPENSES        PENSION COSTS               LIABILITY
----------------------------------------------------------------------------------------------
European Fund                       $       6,859        $      12,530            $     63,358
International Blue Chip Value Fund            525                5,097                  14,149

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the six months ended April 30, 2001, European Fund lent cash at a rate of 6.32%. At April 30, 2001 there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance on prevailing market rates as defined in the agreement. At April 30, 2001, there were no such borrowings for any Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended April 30, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                    CDSC FEE
--------------------------------------------------------------------------------
European Fund                                                       $        393
International Blue Chip Value Fund                                            30

FINANCIAL HIGHLIGHTS
EUROPEAN FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           SIX MONTHS
                                                ENDED
                                             APRIL 30                          YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
                                                 2001         2000         1999         1998          1997        1996
                                            UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $    21.53   $    18.01   $    17.62   $    17.34    $    15.85  $    14.09
======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)                   (0.04)       (0.11)       (0.09)         0.04          0.07        0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)               (5.46)         4.07         2.18         3.58          2.63        3.00
======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (5.50)         3.96         2.09         3.62          2.70        3.05
======================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income             0.00         0.00         0.00         0.06          0.07        0.08
In Excess of Net Investment Income (b)           0.00         0.00         0.01         0.00          0.00        0.00
Distributions from Capital Gains                 1.47         0.44         1.69         3.28          1.14        1.21
======================================================================================================================
TOTAL DISTRIBUTIONS                              1.47         0.44         1.70         3.34          1.21        1.29
======================================================================================================================
Net Asset Value -- End of Period           $    14.56   $    21.53   $    18.01   $    17.62    $    17.34  $    15.85
======================================================================================================================

TOTAL RETURN                              (26.44%)(c)       22.08%       12.64%       24.92%        18.07%      23.47%

RATIOS
Net Assets -- End of Period ($000 Omitted) $  609,061   $  894,943   $  546,257   $  672,146    $  324,819  $  300,588
Ratio of Expenses to Average Net Assets(d)   0.71%(c)        1.33%        1.56%        1.34%         1.25%       1.36%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                    (0.25%)(c)      (0.42%)      (0.48%)        0.24%         0.33%       0.37%
Portfolio Turnover Rate                        47%(c)          84%          90%         102%           90%         91%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian and transfer agent fees).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         SIX MONTHS       PERIOD
                                                              ENDED        ENDED
                                                           APRIL 30   OCTOBER 31
--------------------------------------------------------------------------------
                                                               2001      2000(a)
                                                          UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                    $   21.38    $   28.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                          (0.01)       (0.04)
Net Losses on Securities (Both Realized and Unrealized)      (5.58)       (7.30)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (5.59)       (7.34)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                               1.47         0.00
================================================================================
Net Asset Value -- End of Period                          $   14.32    $   21.38
================================================================================

TOTAL RETURN(b)                                         (27.09%)(c)  (25.56%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $   8,209    $   2,582
Ratio of Expenses to Average Net Assets(d)                 1.28%(c)     2.08%(e)
Ratio of Net Investment Loss to Average Net Assets       (0.58%)(c)   (0.88%)(e)
Portfolio Turnover Rate                                      47%(c)       84%(f)

(a) From February 15, 2000, since inception of Class C, to October 31, 2000.
(b) The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          PERIOD
                                                                           ENDED
                                                                        APRIL 30
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                               $     17.88
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.07)
Net Losses on Securities (Both Realized and Unrealized)                   (3.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                          (3.38)
================================================================================
Net Asset Value -- End of Period                                     $     14.50
================================================================================

TOTAL RETURN                                                         (18.90%)(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                           $         1
Ratio of Expenses to Average Net Assets(c)(d)                           0.86%(b)
Ratio of Net Investment Loss to Average Net Assets(d)                 (0.43%)(b)
Portfolio Turnover Rate                                                   47%(e)

(a)  From December 14, 2000, since inception of Class K, to April 30, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total expenses of the Class, less Expenses Absorbed by Investment Advisor, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended April 30, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.35% and ratio of net investment loss to average net assets would have been (0.92%).
(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended April 30, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 SIX MONTHS                                   PERIOD
                                                                      ENDED                                    ENDED
                                                                   APRIL 30     YEAR ENDED OCTOBER 31     OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
                                                                       2001        2000        1999          1998(a)
                                                                  UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $   11.16   $   11.23   $   10.02        $   10.00
====================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                      (0.00)      (0.01)        0.02             0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                                     (0.23)        0.27        1.21             0.02
====================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.23)        0.26        1.23             0.02
====================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                   0.00        0.00        0.02             0.00
In Excess of Net Investment Income                                     0.00        0.05        0.00             0.00
Distributions from Capital Gains                                       0.94        0.28        0.00             0.00
====================================================================================================================
TOTAL DISTRIBUTIONS                                                    0.94        0.33        0.02             0.00
====================================================================================================================
Net Asset Value -- End of Period                                  $    9.99   $   11.16   $   11.23        $   10.02
====================================================================================================================

TOTAL RETURN                                                     (1.96%)(c)       2.66%      11.77%         0.20%(c)


RATIOS
Net Assets -- End of Period ($000 Omitted)                        $  59,555   $  61,708   $  51,710        $   6,287
Ratio of Expenses to Average Net Assets(d)(e)                      0.92%(c)       2.04%       2.09%         0.90%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)   (0.04%)(c)     (0.37%)       0.30%         6.16%(f)
Portfolio Turnover Rate                                              22%(c)         59%        112%            0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the six months ended April 30, 2001 and the period ended October 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and ratio of net investment loss to average net assets would have been and (0.17%).
(f) Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         SIX MONTHS       PERIOD
                                                              ENDED        ENDED
                                                           APRIL 30   OCTOBER 31
--------------------------------------------------------------------------------
                                                               2001      2000(a)
                                                          UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                    $   11.14     $  12.06
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                          (0.03)       (0.04)
Net Losses on Securities (Both Realized and Unrealized)      (0.26)       (0.88)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             (0.29)       (0.92)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                               0.94         0.00
================================================================================
Net Asset Value -- End of Period                          $    9.91     $  11.14
================================================================================

TOTAL RETURN(c)                                          (2.55%)(d)   (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                $     651     $  1,082
Ratio of Expenses to Average Net Assets(e)(f)              1.36%(d)     2.47%(f)
Ratio of Net Investment Loss to Average Net Assets(f)    (0.31%)(d)   (0.56%)(f)
Portfolio Turnover Rate                                      22%(d)       59%(g)

(a) From February 15, 2000, since inception of Class C, to October 31, 2000.
(b) The per share information was computed based on average shares for the period ended October 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 30, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.36% and ratio of net investment loss to average net assets would have been (0.31%).
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended October 31, 2000.

WE'RE EASY TO STAY IN TOUCH WITH:

Investor Services: 1-800-328-2234
Personal Account Line: 1-800-424-8085
On the World Wide Web: invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.






SGHS  9174  6/01